UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena St.
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena St.
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period:  April 30, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Absolute Return Fund
(Class I Shares: PSQIX)
 (Class A Shares: PSQAX)

ANNUAL REPORT
April 30, 2014

Palmer Square Absolute Return Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	6
Schedule of Investments	7
Statement of Assets and Liabilities	36
Statement of Operations	38
Statements of Changes in Net Assets	39
Statement of Cash Flows	40
Financial Highlights	41
Notes to Financial Statements	43
Report of Independent Registered Public Accounting Firm	58
Supplemental Information	59
Expense Example	61

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Absolute Return Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Absolute Return Fund (multi-strategy credit)

April 2014

Palmer Square Absolute Return Fund – An Alternative to
Traditional Fixed Income Opportunities / Core Alternative Credit Allocation

Palmer Square Absolute Return Fund (PSQIX / PSQAX or the “Fund”) is a multi-strategy credit fund which provides exposure to niche credit strategies designed to benefit in a rising rate interest rate or slow growth environment. As traditional fixed income strategies have been facing headwinds, clients have been utilizing the product either as a substitute for fixed income exposure or as a low volatility, low beta1 credit alternative. The Fund has exhibited low correlation and beta historically relative to traditional equity and fixed income benchmarks. As the Fund’s assets under management have grown over the last two years, in line with Palmer Square’s competitive advantage, the Fund has been able to benefit from many niche credit strategies it hadn’t been able to utilize in its first year of launch. Performance highlights this past year include:

•	Outperformed the Barclay’s Aggregate Bond Index by more than 500 basis points (1 basis point equals 0.01%)
•	Consistently maintained low volatility and beta as shown below
•	On average, the Fund has had minimal duration2 to interest rates
•	Bank loans/CLOs accounted for over 60% of gross attribution
•	Positioned Fund within areas of credit the manager believed could exploit interest rate volatility while generating attractive yield and total return

Performance Analysis as of 04/30/2014
	April	Q1 2014	6 Months	1 Year	2 Year	Since Incept Annualized	Standard Deviation	Beta

PSQIX	0.10%	1.40%	2.56%	4.95%	3.41%	1.25%	3.54%	0.12
PSQAX	0.10%	1.31%	2.42%	4.71%	3.21%	1.01%	3.59%	0.12
Maximum Sales Load (A Share)	-5.61%	-4.55%	-3.44%	-1.31%	0.20%	-0.99%
HFRX Absolute Return Index	-0.27%	1.31%	1.79%	3.78%	2.60%	0.77%
Barclays Aggregate Bond Index	0.84%	1.84%	2.04%	-0.26%	1.69%	3.32%

All data is measured from 5/17/2011, the inception of Palmer Square Absolute Return Fund. Please see disclosure.

Class I shares – Annual Expense Ratio: Gross 2.62% / Net 2.45% / Net Ratio After Fee Waiver Reimbursement 1.85%, Class A shares – Annual Expense Ratio: Gross 2.87% / Net 2.70% / Net Ratio After Fee Waiver Reimbursement 2.10%. The performance data for the Class A share reflects payment of the 5.75% maximum sales charge at the beginning of the stated periods. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 2.10% and 1.85% of the average daily net assets of the Fund’s Class A shares and Class I shares, respectively. This agreement is effective until August 31, 2014, and it may be terminated before that date only by Trust’s Board of Trustees. The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. A portion of the fees charged is waived. Performance prior to waiving fees was lower than the actual returns. To obtain performance information current to the most recent month-end please call 866-933-9033.

Palmer Square Capital Management LLC      2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205      www.palmersquarefunds.com

Palmer Square Portfolio Themes - The Big 2

The Fund’s performance was primarily driven by two portfolio themes that we also believe leave the Fund well positioned in the current environment: CLOs and long/short credit. Those two strategies comprised over 70% of the portfolio allocation during the reporting period. To help our shareholders understand why we are so passionate about these opportunities, we thought we would discuss each theme briefly.

Collateralized Loan Obligations (‘CLOs’)

As a refresher for shareholders, CLOs are floating rate with minimal interest rate risk, have historically had low credit risk, and offer the potential for significant yield/total return and diversification.

We believe CLOs continue to offer tremendous relative value when compared to many other areas within credit. To translate the floating rate yields to the fixed rate equivalent that most analysts use to measure opportunity, for example, CLO BB3 debt offers 7-9% yields today plus price appreciation. Comparably-rated high yield bonds (JPMorgan High Yield Bond Index)3 and bank loans (JPMorgan BB Leveraged Loan Index)4 yield 4.76% and 4.74%, respectively. In addition, CLOs offer additional diversification, greater protection against prepayment risk, and structural protection. For another relative value comparison, an investor can look at CLO AAA debt today which offers spreads (interest rate differential) of 150 basis points+ or AA debt spreads of 220 basis points+ as compared to underlying floating rate loans which offer spreads of 300-400 basis points (but loans are typically rated B and BB, not AAA). For comparison, at its 2013 smallest spreads, CLO AAA debt traded around LIBOR4+115 basis points.

Despite this compelling value which one might have expected would draw significant notice from a broad swath of market participants, the first quarter of 2014 was definitely dominated by discussion and press around the Volcker rule and other regulatory overhang. The Volcker Rule concern was that banks would be forced to sell their AAA debt holdings. Most participants have now realized that the Volcker fear was overblown and banks will not sell given they have many ways in which to clarify the situation. The Federal Reserve gave further comfort to market participants on April 7th extending the deadline for Volcker compliance to 2017.

In summary, we believe the opportunity in CLOs continues to be incredibly strong. Yields remain high, continuing to leave investors with what we believe is a significant opportunity to put capital to work in CLOs. Palmer Square believes spreads will tighten (decrease of interest rate differential) over time driving capital appreciation. While it did not occur to a large degree in 2013 or in the first four months of 2014, we continue to believe that spreads can move tighter to more normal levels as more investors enter the space. We are often asked, “what level of upside is available from spread tightening (in other words, in addition to obtaining strong yield and trading gains, what price appreciation might be possible from spread tightening)?”

•	In Q1 2007, AAA spreads were 22-26 basis points. Today, those spreads are 135-150 basis points

•	In Q1 2007, A had spreads of 90-120 basis points. Today, those spreads are 290-315 basis points

•	In Q1 2007, BBB had spreads of 150-200 basis points. Today, those spreads are 390-410 basis points

We don’t believe the market is going to go back to these levels; however, we do believe a significant amount of spread tightening can occur as a result of the significant level of relative value offered in this asset class. And, even if it doesn’t, on a relative basis, we believe CLO debt offers strong returns per unit of risk. For example, a AA piece of CLO debt today offers spreads of LIBOR+220. That compares favorably to a BB-rated bank loan which offers spreads of LIBOR+288.

Palmer Square Capital Management LLC      2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205      www.palmersquarefunds.com

Long/Short Credit

We believe the high yield and investment grade credit markets are at an interesting crossroads. While there is ample relative value and yield to be found on the long side (including investments such as CLOs as described previously), there is also an incredibly unique opportunity to short credit. We will discuss the ‘long and short’ of the opportunity below.

When short credit, practitioners need to be cognizant of the yield they are short. In other words, an investor who shorts a high yield bond has to then pay the bond’s coupon to the institution from which it was borrowed. This is typically referred to as the ‘negative carry’. Historically, the high yield bond market has had many instances where that coupon or negative carry could be as high as or higher than 10%, causing a significant headwind to shorting. Today, there is a deep list of companies with coupons closer to 5%. We believe the exceptionally low yields associated with so much of the high yield universe is the first reason shorting credit is a powerful opportunity today. We believe the negative carry is minimal and that savvy credit analysts know it has rarely been this inexpensive to short credit. Please see the below chart which provides yield history from December 1999 to December 2013. Please note yields today stand out as low even if you take this chart back further in time. As interest rates will ultimately rise with the Fed decreasing its stimulus and the credit cycle continuing to evolve, we believe short credit positions could benefit significantly.

Another key reason the opportunity to be short is significant is the current trading levels. Investment grade, high yield, and crossover names have been bid higher in the new issue and secondary markets as investors have unabashedly chased yield. Ultimately, we believe the downside to shorting credit is actually capped in that bonds mature at par but are already in many cases trading well above par. In addition, par bonds are callable typically above par and most are already trading well above their call price. This is unlike shorting equities where a stock can theoretically rise to levels much greater than are mathematically possible with credit. Finally, in addition to trading at or above par, many of these bonds are also long duration2 and have been issued by companies facing secular declining business fundamentals.

In aggregate, we believe a powerful opportunity exists to short credits which are long duration, low coupon (minimal headwind cost), high price, and issued by a company within a secularly-challenged industry.

On the long side, we believe ample relative value exists. We have already discussed CLOs which are our top long-biased theme. While they typically offer lower yields and may not offer the total return potential found in CLO debt, we continue to believe there are idiosyncratic ‘long’ ideas within the high yield bond space for those willing to be patient and do the requisite amount of fundamental research. For example, we would include short duration high yield securities with a clear path to maturity, securities affected by certain events, and finally, bonds of companies within industries which are benefiting from secular tailwinds.

Palmer Square Capital Management LLC      2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205      www.palmersquarefunds.com

Allocation / Attribution Review

Portfolio Allocation	04/30/2014
Bank Loans / CLOs	62%
Long/Short Credit	12%
Convertible Bond Arbitrage	8%
Short Duration Structured Credit	5%
Catalyst Driven	12%

Gross Portfolio Attribution	05/01/2013 to 04/30/2014
Bank Loans / CLOs	3.6%
Long/Short Credit	0.1%
Convertible Bond Arbitrage	0.1%
Short Duration Structured Credit	0.9%
Catalyst Driven	1.5%
Other	0.4%
TOTAL	6.7%

Portfolio Allocation based on the percentage of capital allocated as of 04/30/2014. Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor. Strategy allocation information as well as credit rating and duration information reflects a categorization of each underlying account based on its predominant investment theme(s). Such data is an estimate and provided for illustration purposes only, and may not include cash, certain positions and/or hedges and may not sum to 100%.

Gross Portfolio Attribution is net of custodial and prime brokerage fees.

We have great confidence in how the portfolio is positioned and how we can add value to client portfolios. For the remainder of the year, we will continue to focus our portfolio within the areas of credit we have discussed. We believe this Fund is poised to benefit should interest rates increase. Further, we believe the volatility surrounding those rate increases will actually be the source of great opportunity for our strategies.

Palmer Square Absolute Return Fund

The Palmer Square Absolute Return Fund was launched in May 2011. At inception, given the small amount of assets, the Fund started with a heavier allocation to long/short equity and global macro. Due to a growth in AUM starting over 18 months ago, the investment team gradually began moving the Fund almost entirely to opportunistic credit strategies including long/short credit and structured credit—two of the firm’s areas of expertise. Given the assets of the Fund have grown substantially since the Fund’s original launch, on 11/01/2013 Palmer Square decided to lower its management fee and net expense ratio to 1.35% and 1.85% respectively. In addition, given the Fund’s positioning around opportunistic credit, the Fund started a semi-annual dividend distribution in January 2014.

Palmer Square Capital Management LLC      2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205      www.palmersquarefunds.com

Notes and Disclosure

This report is limited to the dissemination of general information pertaining to Palmer Square Capital Management’s services and general economic market conditions. The information contained herein is not intended to be personal legal or investment advice or a solicitation to buy or sell any security or engage in a particular investment strategy. Nothing herein should be relied upon as such. The views expressed are for informational purposes only and do not take into account any individual personal, financial, or tax considerations. There is no guarantee that any claims made will come to pass.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, please contact Palmer Square or refer to the Investment Adviser Public Disclosure website (www. adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

You should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. For a prospectus, or summary prospectus, that contains this and other information about the Funds, call 1-866-933-9033 or visit our website at www.palmersquarefunds.com. Please read the prospectus, or summary prospectus carefully before investing.

Past performance does not guarantee future results. Absolute return funds are not designed to outperform stocks and bonds in strong markets. Techniques used are intended to reduce risk and volatility, seeking to provide protection in a down market. Asset allocation decisions may not always be correct and may adversely affect Fund performance. No assurance can be given that the investment objectives of the Funds will be achieved and investment results may vary substantially on a quarterly, annual and/or other periodic basis. Individual investor returns may vary from those reported herein due to factors such as, but not limited to, different contribution dates and fee schedules.

1
Beta - describes an investment’s volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be ‘the equity market’ and it has a beta of 1.0.

2	Duration -A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. The larger that number, the more sensitive.

3
LIBOR -London Inter-Bank Offer Rate. The interest rate that the banks charge each other for loans. This rate is applicable to the short-term international interbank market, and applies to very large loans borrowed for anywhere from one day to five years.

4	BB -Generally ratings go from AAA, AA, A, BBB, BB down to C in decreasing order of credit worthiness.

Derivatives can be highly volatile and may have the potential for unlimited loss. The use of leverage may magnify losses. A security which was liquid when purchased may subsequently become illiquid. Credit default swaps and related instruments are derivatives used for hedging against a credit default and may involve greater risks than if the Fund invested in the referenced obligation directly. Short sales may be considered speculative and it may be difficult to purchase securities to meet delivery obligations. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment. Event-driven strategies are speculative, which may result in a new less valuable security (or derivative) and are subject to the risk of complete loss of value. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Small, mid and large cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk. High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk.

The Fund may have a high portfolio turnover which could result in greater transaction costs, lower Fund performance and higher tax liability for shareholders. It may be more expensive to invest in an ETF or mutual fund rather than owning the portfolio securities of these investment vehicles directly and may involve duplication of advisory fees and certain other expenses. Diversification does not ensure increased returns or decreased risk.

The HFRX Absolute Return Index measures the comprehensive overall returns of hedge funds. Since hedge funds explore unique investment strategies and seek to obtain absolute returns rather than focus on beating the benchmark, the index is representative of all hedge fund strategies. The Barclays Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Individuals cannot invest directly in any index. JPMorgan High Yield Bond Index The J.P. Morgan Global High Yield Index is designed to mirror the investable universe of the US dollar high-yield corporate debt market, including domestic and international issues. JPMorgan BB Leveraged Loan Index is designed to mirror the investable universe of USD institutional leveraged loans, including US and international borrowers.

The views expressed are those of the author at the time created. They do not necessarily reflect the views of other persons in the Palmer Square organization. These views are subject to change at any time based on market and other conditions, and Palmer Square disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Palmer Square portfolio.

The Palmer Square Absolute Return Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC      2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205      www.palmersquarefunds.com

Palmer Square Absolute Return Fund
FUND PERFORMANCE at April 30, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the HFRX Absolute Return Index and the HFRX Global Hedge Fund Index.  Effective November 1, 2013, the Fund’s performance benchmark was changed from the HFRX Global Hedge Fund Index to the HFRX Absolute Return Index which more closely reflects the Fund’s strategy.  Results include the reinvestment of all dividends and capital gains.

The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe.  It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.  As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance.  The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe.  It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.  The strategies are asset weighted based on the distribution of assets in the hedge fund industry.  These indices do not reflect expenses, fees or sales charge, which would lower performance.  The indices are unmanaged and not available for investment.

Average Annual Total Returns as of April 30, 2014	1 Year	2 Years	Since inception (5/17/2011)
Before deducting maximum sales charge
Class I¹	4.95%	3.41%	1.25%
Class A²	4.71%	3.21%	1.01%
After deducting maximum sales charge
Class A²	-1.31%	0.20%	-0.99%
HFRX Absolute Return Index	3.78%	2.60%	0.77%
HFRX Global Hedge Fund Index	3.23%	3.62%	0.77%

1	Class I shares do not have any initial or contingent deferred sales charge.

2
Maximum sales charge for Class A shares is 5.75%.   No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling (866) 933-9033.

Gross and net expense ratios for Class I shares were 2.62% and 2.45% respectively, and Class A shares were 2.87% and 2.70% respectively, which were stated in the current prospectus as of the date of this report.  The Advisor’s contractual agreement to waive its fees and/or absorb expenses is in effect until August 31, 2014.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2014

Principal
Amount		Value

	BANK LOANS – 3.9%
$246,886	AFGlobal Corp. 0.000%, 1/7/20191, 2	$249,046
250,000	Akorn, Inc. 4.500%, 10/31/20201, 2	251,250
274,306	Alon USA Energy, Inc. 0.000%, 11/9/20181, 2	285,278
	Asurion LLC
249,372	3.500%, 7/8/20201, 2	246,532
1,250,000	8.500%, 2/18/20211, 2	1,285,937
500,000	BATS Global Markets Holdings, Inc. 5.000%, 1/17/20201, 2	487,500
498,744	Biomet, Inc. 3.658%, 7/25/20171, 2	499,836
497,500	Calceus Acquisition, Inc. 5.000%, 1/7/20201, 2	498,537
500,000	Capital Automotive LP 6.000%, 4/30/20201, 2	507,500
385,175	Cedar Bay Generating Co. LP 6.250%, 4/23/20201, 2	389,027
250,000	Energy Transfer Equity LP 3.250%, 12/2/20191, 2	247,813
500,000	Fieldwood Energy LLC 8.375%, 7/18/20201, 2	517,345
500,000	Flexera Software LLC 4.500%, 3/18/20201, 2	501,145
500,000	FMG Resources August 2006 Pty Ltd. (Australia) 4.250%, 6/30/20191, 2, 3	500,595
245,763	Hilton Worldwide Finance LLC 0.000%, 10/25/20201, 2	245,025
498,373	Hologic, Inc. 3.250%, 8/1/20191, 2	496,594
500,000	MacDermid, Inc. 4.000%, 6/6/20201, 2	499,843
250,000	Medpace Holdings, Inc. 5.000%, 3/31/20211, 2	250,313
247,727	MPH Acquisition Holdings LLC 4.000%, 3/31/20211, 2	246,953
900,000	Offshore Group Investment Ltd. (Cayman Islands) 5.000%, 10/17/20171, 2, 3	898,313
1,000,000	P2 LOWER ACQUISITION LLC 9.500%, 10/18/20211, 2	1,020,000
214,286	Raven Power Finance LLC 5.250%, 12/18/20201, 2	216,830
250,000	Southwire Co. 3.250%, 2/22/20211, 2	249,941

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Principal
Amount		Value

	BANK LOANS (Continued)
$250,000	Spin Holdco, Inc. 4.250%, 11/8/20171, 2	$249,656
461,949	Windsor Financing LLC 6.250%, 11/30/20171, 2	475,807

	TOTAL BANK LOANS (Cost $11,159,856)	11,316,616

	BONDS – 75.8%
	ASSET-BACKED SECURITIES – 64.4%
2,000,000	Acis CLO 2014-3 Ltd. (Cayman Islands) 2.738%, 2/1/20261, 2, 4	1,894,106
4,000,000	Anchorage Capital CLO 3 Ltd. (Cayman Islands) 2.516%, 4/28/20261, 2, 4	3,985,784
1,250,000	Apidos CDO IV (Cayman Islands) 3.828%, 10/27/20181, 2	1,219,396
	Apidos CLO XIV (Cayman Islands)
2,240,000	3.727%, 4/15/20251, 2, 4	2,182,600
2,000,000	5.477%, 4/15/20251, 2, 4	1,794,258
	Apidos CLO XV (Cayman Islands)
3,250,000	3.478%, 10/20/20251, 2, 4	3,122,044
1,000,000	5.728%, 10/20/20251, 2, 4	912,049
3,000,000	Atrium CDO Corp. (Cayman Islands) 6.226%, 10/23/20221, 2, 4	3,005,919
	Atrium IX (Cayman Islands)
5,000,000	0.000%, 2/28/20242	5,154,985
2,500,000	5.233%, 2/28/20241, 2, 4	2,379,257
2,000,000	Atrium X (Cayman Islands) 3.729%, 7/16/20251, 2, 4	1,950,614
	Avalon IV Capital Ltd. (Cayman Islands)
1,750,000	3.076%, 4/17/20231, 2, 4	1,750,000
2,250,000	4.076%, 4/17/20231, 2, 4	2,250,000
500,000	5.826%, 4/17/20231, 2, 4	500,000
1,500,000	Babson CLO Ltd. 2011-I (Cayman Islands) 2.233%, 9/28/20211, 2, 4	1,500,756
1,000,000	Babson CLO Ltd. 2012-II (Cayman Islands) 4.486%, 5/15/20231, 2, 4	1,001,453
2,437,255	Babson CLO, Inc. 2005-I (Cayman Islands) 0.517%, 4/15/20191, 2, 4	2,427,016
95,140	Babson CLO, Inc. 2005-III (Cayman Islands) 0.487%, 11/10/20191, 4	94,698
3,000,000	BlueMountain CLO 2013-2 Ltd. (Cayman Islands) 3.778%, 1/22/20251, 2, 4	2,932,482
5,000,000	BlueMountain CLO Ltd. (Cayman Islands) 5.986%, 8/16/20221, 2, 4	5,007,400

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Principal
Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,000,000	Catamaran CLO 2012-1 Ltd. (Cayman Islands) 5.485%, 12/20/20231, 2, 4	$969,602
10,000,000	CLO Warehouse for Apidos CLO XVIII 0.000%, 1/9/20151	10,193,090
5,000,000	CLO Warehouse for West CLO 2014-1 0.000%, 2/7/20161	5,014,400
	Dryden 30 Senior Loan Fund (Cayman Islands)
1,000,000	3.444%, 11/15/20251, 2, 4	962,075
1,500,000	5.244%, 11/15/20251, 2, 4	1,408,280
875,000	5.744%, 11/15/20251, 2, 4	805,947
	Dryden Senior Loan Fund (Cayman Islands)
6,000,000	1.397%, 1/15/20221, 2, 4	6,000,282
1,850,000	4.227%, 1/15/20221, 2, 4	1,869,040
3,000,000	5.427%, 1/15/20221, 2, 4	2,967,759
3,000,000	Dryden XXIII Senior Loan Fund (Cayman Islands) 7.227%, 7/17/20231, 2, 4	3,002,838
4,000,000	Dryden XXIV Senior Loan Fund (Cayman Islands) 6.136%, 11/15/20231, 2, 4	4,004,924
1,000,000	Dryden XXV Senior Loan Fund (Cayman Islands) 5.727%, 1/15/20251, 2, 4	981,300
	Flatiron CLO 2013-1 Ltd. (Cayman Islands)
5,000,000	1.690%, 1/17/20261, 2, 4	5,000,655
1,250,000	5.190%, 1/17/20261, 2, 4	1,167,084
500,000	5.640%, 1/17/20261, 2, 4	448,000
1,000,000	Flatiron CLO Ltd. (Cayman Islands) 5.729%, 10/25/20241, 2, 4	986,450
900,000	Fraser Sullivan CLO VII Ltd. (Cayman Islands) 4.228%, 4/20/20231, 2, 4	902,242
1,500,000	Greywolf CLO II Ltd. (Cayman Islands) 4.057%, 4/15/20251, 2, 4	1,492,144
	Greywolf CLO III Ltd. (Cayman Islands)
4,750,000	2.277%, 4/22/20261, 2, 4	4,677,325
1,500,000	3.827%, 4/22/20261, 2, 4	1,446,750
500,000	5.977%, 4/22/20261, 2, 4	460,900
	Highbridge Loan Management 2013-2 Ltd. (Cayman Islands)
4,000,000	0.000%, 10/20/20242, 4	3,658,062
2,000,000	6.028%, 10/20/20241, 2, 4	1,857,776
1,000,000	ING IM CLO 2012-1 Ltd. (Cayman Islands) 6.734%, 3/14/20221, 2, 4	1,000,483
2,000,000	ING IM CLO 2013-2 Ltd. (Cayman Islands) 3.729%, 4/25/20251, 2, 4	1,943,536
	Jamestown CLO I Ltd. (Cayman Islands)
500,000	4.157%, 11/5/20241, 2, 4	500,810
2,000,000	5.736%, 11/5/20241, 2, 4	1,966,112

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Principal
Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,000,000	Jamestown CLO III Ltd. (Cayman Islands) 3.543%, 1/15/20261, 2, 4	$955,588
10,150,000	Marathon CLO IV Ltd. (Cayman Islands) 5.985%, 5/20/20231, 2, 4	10,040,207
2,000,000	Marathon CLO V Ltd. (Cayman Islands) 5.934%, 2/21/20251, 2, 4	1,955,626
2,000,000	Mountain View CLO 2013-1 Ltd. (Cayman Islands) 4.727%, 4/12/20241, 2, 4	1,814,028
4,000,000	Mountain View CLO II Ltd. (Cayman Islands) 0.627%, 1/12/20211, 2, 4	3,811,140
2,000,000	Mountain View Funding CLO 2006-1 Ltd. (Cayman Islands) 4.627%, 4/15/20191, 2, 4	1,940,106
	Neuberger Berman CLO Ltd. (Cayman Islands)
750,000	7.239%, 7/25/20231, 2	752,866
1,250,000	7.239%, 7/25/20231, 2, 4	1,254,776
1,000,000	Neuberger Berman CLO XV (Cayman Islands) 4.827%, 10/15/20251, 2, 4	910,235
1,750,000	Neuberger Berman CLO XVI Ltd. (Cayman Islands) 3.587%, 4/15/20261, 2, 4	1,664,332
	OCP CLO 2012-1 Ltd. (Cayman Islands)
3,000,000	3.734%, 3/22/20231, 2, 4	3,007,467
1,400,000	5.734%, 3/22/20231, 2, 4	1,370,250
3,000,000	OHA Loan Funding 2013-1 Ltd. (Cayman Islands) 3.826%, 7/23/20251, 2, 4	2,934,663
1,250,000	OZLM Funding III Ltd. (Cayman Islands) 5.228%, 1/22/20251, 2, 4	1,174,624
1,250,000	OZLM Funding IV Ltd. (Cayman Islands) 3.428%, 7/22/20251, 2, 4	1,182,196
	OZLM Funding Ltd. (Cayman Islands)
3,350,000	6.328%, 7/22/20231, 2, 4	3,350,476
2,000,000	4.586%, 10/30/20231, 2, 4	2,008,066
1,000,000	5.536%, 10/30/20231, 2, 4	961,749
	OZLM Funding V Ltd. (Cayman Islands)
5,000,000	1.778%, 1/17/20261, 2, 4	5,001,630
1,500,000	3.778%, 1/17/20261, 2, 4	1,448,755
	OZLM VI Ltd. (Cayman Islands)
2,000,000	1.730%, 4/17/20261, 2, 4	1,998,000
2,000,000	3.730%, 4/17/20261, 2, 4	1,918,200
2,000,000	Race Point V CLO Ltd. (Cayman Islands) 6.233%, 12/15/20221, 2, 4	2,012,400
8,976,621	Sapphire Valley CDO I Ltd. (Cayman Islands) 0.497%, 12/15/20221, 2, 4	8,734,827
1,750,000	Sudbury Mill CLO Ltd. (Cayman Islands) 3.739%, 1/17/20261, 2, 4	1,694,833

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Principal
Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,350,000	Symphony CLO VII Ltd. (Cayman Islands) 3.428%, 7/28/20211, 2, 4	$1,340,848
2,250,000	Symphony CLO X Ltd. (Cayman Islands) 5.476%, 7/23/20231, 2, 4	2,258,955
2,000,000	TICP CLO I Ltd. (Cayman Islands) 2.134%, 4/26/20261, 2, 4	1,936,080
2,100,000	Venture CDO Ltd. (Cayman Islands) 6.736%, 11/14/20221, 2	2,103,629
2,000,000	Venture XVI CLO Ltd. (Cayman Islands) 3.818%, 4/15/20261, 2, 4	1,902,308
	West CLO 2013-1 Ltd. (Cayman Islands)
3,250,000	0.000%, 11/7/20252, 4	3,315,198
1,250,000	5.138%, 11/7/20251, 2, 4	1,151,954

	TOTAL ASSET-BACKED SECURITIES (Cost $185,390,604)	188,658,695

	CORPORATE – 11.4%
	BASIC MATERIALS – 0.6%
125,000	B2Gold Corp. (Canada) 3.250%, 10/1/20183, 4, 5, 6	135,000
250,000	Hexion U.S. Finance Corp. 6.625%, 4/15/20202	260,938
91,000	Horsehead Holding Corp. 3.800%, 7/1/20175, 6	114,091
500,000	INEOS Group Holdings S.A. (Luxembourg) 6.125%, 8/15/20182, 3, 4	520,000
400,000	PetroLogistics LP / PetroLogistics Finance Corp. 6.250%, 4/1/20202	410,500
170,000	Sterlite Industries India Ltd. (India) 4.000%, 10/30/20143, 5, 6	170,850
181,000	Stillwater Mining Co. 1.750%, 10/15/20322, 5, 6	248,083
		1,859,462
	COMMUNICATIONS – 1.2%
150,000	Blucora, Inc. 4.250%, 4/1/20192, 4, 5, 6	166,594
158,000	Ciena Corp. 4.000%, 12/15/20205, 6	210,535
184,000	Ctrip.com International Ltd. (Cayman Islands) 1.250%, 10/15/20183, 4, 5, 6	181,125
75,000	Equinix, Inc. 3.000%, 10/15/20145, 6	123,422
600,000	Goodman Networks, Inc. 12.125%, 7/1/20182	666,000

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Principal
Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	COMMUNICATIONS (Continued)
$100,000	HomeAway, Inc. 0.125%, 4/1/20194, 5, 6	$96,438
159,000	Qihoo 360 Technology Co., Ltd. (Cayman Islands) 2.500%, 9/15/20183, 4, 5, 6	174,701
107,000	SINA Corp. (Cayman Islands) 1.000%, 12/1/20183, 4, 5, 6	97,437
73,000	SouFun Holdings Ltd. (Cayman Islands) 2.000%, 12/15/20183, 4, 5, 6	68,164
500,000	T-Mobile USA, Inc. 6.464%, 4/28/20192	531,250
250,000	Univision Communications, Inc. 6.875%, 5/15/20192, 4	267,812
179,000	VeriSign, Inc. 3.250%, 8/15/20375	264,920
140,000	Vipshop Holdings Ltd. (Cayman Islands) 1.500%, 3/15/20193, 5, 6	141,225
160,000	WebMD Health Corp. 1.500%, 12/1/20204, 5, 6	170,400
104,000	Yahoo!, Inc. 0.000%, 12/1/20184, 5, 6	106,925
145,000	Yandex N.V. (Netherlands) 1.125%, 12/15/20183, 4, 5, 6	126,784
		3,393,732
	CONSUMER, CYCLICAL – 1.0%
52,000	Callaway Golf Co. 3.750%, 8/15/20192, 5, 6	65,553
200,000	Carmike Cinemas, Inc. 7.375%, 5/15/20192	219,000
126,000	Iconix Brand Group, Inc. 2.500%, 6/1/20165, 6	182,227
80,000	KB Home 1.375%, 2/1/20192, 5, 6	79,200
111,000	Lennar Corp. 2.750%, 12/15/20202, 4, 5, 6	198,135
	Meritage Homes Corp.
150,000	4.500%, 3/1/20182	154,125
101,000	1.875%, 9/15/20322, 5, 6	104,598
143,000	Meritor, Inc. 7.875%, 3/1/20262, 5, 6	218,343
	Navistar International Corp.
36,000	4.500%, 10/15/20184, 5, 6	36,405
112,000	4.750%, 4/15/20194, 5, 6	117,040

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Principal
Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, CYCLICAL (Continued)
$121,000	Ryland Group, Inc. 1.625%, 5/15/20185, 6	$167,283
70,000	Standard Pacific Corp. 1.250%, 8/1/20322, 5, 6	84,350
260,000	Tesla Motors, Inc. 1.250%, 3/1/20215, 6	237,412
750,000	WCI Communities, Inc. 6.875%, 8/15/20212, 4	774,375
79,000	WESCO International, Inc. 6.000%, 9/15/20292, 5	246,480
		2,884,526
	CONSUMER, NON-CYCLICAL – 1.7%
63,000	Albany Molecular Research, Inc. 2.250%, 11/15/20184, 5, 6	77,372
45,000	AMAG Pharmaceuticals, Inc. 2.500%, 2/15/20195, 6	45,281
1,000,000	APX Group, Inc. 6.375%, 12/1/20192	1,022,500
77,000	Ascent Capital Group, Inc. 4.000%, 7/15/20205, 6	73,824
250,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 4.875%, 11/15/20172	262,812
86,000	Chiquita Brands International, Inc. 4.250%, 8/15/20165, 6	87,559
76,000	Cubist Pharmaceuticals, Inc. 2.500%, 11/1/20175	187,197
400,000	Hertz Corp. 7.500%, 10/15/20182	425,500
72,000	Illumina, Inc. 0.250%, 3/15/20164, 5, 6	122,445
129,000	Incyte Corp. Ltd. 1.250%, 11/15/20204, 5, 6	157,944
45,000	Jarden Corp. 1.125%, 3/15/20344, 5	45,028
127,000	Medicines Co. 1.375%, 6/1/20175	150,495
56,000	Omnicare, Inc. 3.750%, 12/15/20255	126,805
250,000	Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20202	272,500
	PHH Corp.
79,000	6.000%, 6/15/20175	159,827

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Principal
Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
$250,000	7.375%, 9/1/2019	$277,500
112,000	ServiceSource International, Inc. 1.500%, 8/1/20184, 5, 6	97,930
77,000	Spectrum Pharmaceuticals, Inc. 2.750%, 12/15/20184, 5, 6	74,498
110,000	Theravance, Inc. 2.125%, 1/15/20235, 6	129,388
400,000	United Rentals North America, Inc. 5.750%, 7/15/20182	430,000
	Valeant Pharmaceuticals International, Inc. (Canada)
250,000	6.750%, 8/15/20182, 3, 4	271,875
250,000	7.500%, 7/15/20212, 3, 4	280,000
70,000	Vector Group Ltd. 2.500%, 1/15/20191, 5, 6	94,694
89,000	Wright Medical Group, Inc. 2.000%, 8/15/20175, 6	111,194
		4,984,168
	ENERGY – 2.4%
250,000	Access Midstream Partners LP / ACMP Finance Corp. 6.125%, 7/15/20222	271,563
73,000	Alon USA Energy, Inc. 3.000%, 9/15/20184, 5, 6	93,349
750,000	Antero Resources Finance Corp. 6.000%, 12/1/20202	806,250
500,000	Atlas Energy Holdings Operating Co. LLC / Atlas Resource Finance Corp. 9.250%, 8/15/20212, 4	542,500
250,000	Bill Barrett Corp. 7.625%, 10/1/20192	271,250
57,000	BPZ Resources, Inc. 8.500%, 10/1/20175, 6	62,237
250,000	Chesapeake Energy Corp. 3.479%, 4/15/20191, 2	252,656
51,000	Cobalt International Energy, Inc. 2.625%, 12/1/20195, 6	47,972
89,000	Emerald Oil, Inc. 2.000%, 4/1/20194, 5, 6	95,119
69,000	Green Plains, Inc. 3.250%, 10/1/20184, 5, 6	106,993
750,000	Halcon Resources Corp. 9.750%, 7/15/20202	806,250
85,000	JinkoSolar Holding Co., Ltd. (Cayman Islands) 4.000%, 2/1/20193, 4, 5, 6	78,731

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Principal
Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	ENERGY (Continued)
$500,000	Kodiak Oil & Gas Corp. (Canada) 8.125%, 12/1/20192, 3	$557,500
500,000	Legacy Reserves LP / Legacy Reserves Finance Corp. 8.000%, 12/1/20202	532,500
250,000	Martin Midstream Partners LP / Martin Midstream Finance Corp. 7.250%, 2/15/20212, 4	261,875
151,000	Newpark Resources, Inc. 4.000%, 10/1/20175, 6	200,358
750,000	Oasis Petroleum, Inc. 6.875%, 3/15/20222, 4	817,500
250,000	Penn Virginia Corp. 8.500%, 5/1/20202	278,750
250,000	RKI Exploration & Production LLC / RKI Finance Corp. 8.500%, 8/1/20212, 4	272,500
186,000	SolarCity Corp. 2.750%, 11/1/20185, 6	223,200
250,000	Ultra Petroleum Corp. (Canada) 5.750%, 12/15/20182, 3, 4	263,750
80,000	Vantage Drilling Co. (Cayman Islands) 5.500%, 7/15/20432, 3, 4, 5, 6	84,400
		6,927,203
	FINANCIAL – 1.9%
500,000	Aircastle Ltd. (Bermuda) 4.625%, 12/15/20183	513,125
74,000	American Residential Properties OP LP 3.250%, 11/15/20184, 5, 6	79,226
43,000	AmTrust Financial Services, Inc. 5.500%, 12/15/20215, 6	64,581
23,000	DFC Global Corp. 3.250%, 4/15/20175, 6	22,224
250,000	E*TRADE Financial Corp. 6.375%, 11/15/20192	272,812
185,000	Encore Capital Group, Inc. 3.000%, 7/1/20204, 5, 6	207,316
350,000	Fly Leasing Ltd. (Bermuda) 6.750%, 12/15/20202, 3	367,937
189,000	Forest City Enterprises, Inc. 4.250%, 8/15/20185, 6	212,034
99,000	Forestar Group, Inc. 3.750%, 3/1/20205, 6	103,579
800,000	International Lease Finance Corp. 8.750%, 3/15/2017	933,500

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Principal
Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	FINANCIAL (Continued)
$107,000	Jefferies Group LLC 3.875%, 11/1/20292, 5, 6	$113,955
122,000	Meadowbrook Insurance Group, Inc. 5.000%, 3/15/20205, 6	115,900
184,000	MGIC Investment Corp. 9.000%, 4/1/20634, 5, 6	234,600
500,000	Nationstar Mortgage LLC / Nationstar Capital Corp. 6.500%, 8/1/20182	506,250
136,000	Portfolio Recovery Associates, Inc. 3.000%, 8/1/20204, 5, 6	160,310
500,000	Provident Funding Associates LP / PFG Finance Corp. 6.750%, 6/15/20212, 4	513,750
100,000	Radian Group, Inc. 2.250%, 3/1/20195, 6	145,125
850,000	Stearns Holdings, Inc. 9.375%, 8/15/20202, 4	892,500
175,000	Walter Investment Management Corp. 4.500%, 11/1/20195, 6	163,188
		5,621,912
	INDUSTRIAL – 1.1%
76,000	Aegean Marine Petroleum Network, Inc. (Marshall Islands) 4.000%, 11/1/20183, 5, 6	74,433
750,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland) 6.250%, 1/31/20192, 3, 4	783,750
250,000	Bombardier, Inc. (Canada) 4.750%, 4/15/20193, 4	254,687
166,000	Cemex S.A.B. de C.V. (Mexico) 3.750%, 3/15/20183, 5, 6	245,057
125,000	Exopack Holding Corp. 10.000%, 6/1/20182, 4	134,687
38,000	Fluidigm Corp. 2.750%, 2/1/20342, 5, 6	40,399
288,000	General Cable Corp. 4.500%, 11/15/20291, 5, 6	289,440
1,000,000	Jack Cooper Holdings Corp. 9.250%, 6/1/20202, 4	1,108,750
56,000	Layne Christensen Co. 4.250%, 11/15/20184, 5, 6	57,400
75,000	TTM Technologies, Inc. 1.750%, 12/15/20205, 6	80,297
88,000	UTi Worldwide, Inc. (Virgin Islands (British)) 4.500%, 3/1/20193, 4, 5, 6	90,860

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Principal
Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	INDUSTRIAL (Continued)
$94,000	Vishay Intertechnology, Inc. 2.250%, 6/1/20424, 5, 6	$121,084
		3,280,844
	TECHNOLOGY – 1.1%
70,000	Allscripts Healthcare Solutions, Inc. 1.250%, 7/1/20204, 5, 6	78,444
500,000	BMC Software Finance, Inc. 8.125%, 7/15/20212, 4	526,250
138,000	Bottomline Technologies de, Inc. 1.500%, 12/1/20175, 6	168,705
54,000	Cadence Design Systems, Inc. 2.625%, 6/1/20155, 6	111,949
50,000	Citrix Systems, Inc. 0.500%, 4/15/20194, 5	50,000
70,000	Cornerstone OnDemand, Inc. 1.500%, 7/1/20184, 5, 6	72,756
43,000	Dealertrack Technologies, Inc. 1.500%, 3/15/20175, 6	58,668
93,000	GT Advanced Technologies, Inc. 3.000%, 12/15/20205, 6	148,103
500,000	Infor US, Inc. 9.375%, 4/1/20192	563,750
88,000	Medidata Solutions, Inc. 1.000%, 8/1/20184, 5, 6	89,815
133,000	Microchip Technology, Inc. 2.125%, 12/15/20375	246,299
94,000	Novellus Systems, Inc. 2.625%, 5/15/20415, 6	167,202
60,000	Proofpoint, Inc. 1.250%, 12/15/20184, 5, 6	60,375
108,000	SanDisk Corp. 1.500%, 8/15/20175, 6	184,410
114,000	ServiceNow, Inc. 0.000%, 11/1/20184, 5, 6	114,713
117,000	Spansion LLC 2.000%, 9/1/20204, 5, 6	168,334
154,000	SunEdison, Inc. 2.750%, 1/1/20214, 5, 6	234,850
93,000	Take-Two Interactive Software, Inc. 1.750%, 12/1/20165, 6	117,064

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Principal
Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	TECHNOLOGY (Continued)
$86,000	Workday, Inc. 1.500%, 7/15/20204, 5, 6	$101,211
		3,262,898
	UTILITIES – 0.4%
500,000	Calpine Corp. 6.000%, 1/15/20222, 4	533,750
3,055	CenterPoint Energy, Inc. 0.000%, 9/15/20291, 2, 5, 6	162,297
400,000	GenOn Energy, Inc. 9.500%, 10/15/2018	425,000
		1,121,047
	TOTAL CORPORATE (Cost $31,573,872)	33,335,792

	TOTAL BONDS (Cost $216,964,476)	221,994,487

Number
of Shares

	COMMON STOCKS – 8.2%
	BASIC MATERIALS – 0.6%
21,869	Hi-Crush Partners LP6	887,663
17,820	U.S. Silica Holdings, Inc.6	804,929
		1,692,592
	COMMUNICATIONS – 1.3%
30,760	Ciena Corp.*6	608,125
26,079	Cogent Communications Holdings, Inc.6	898,943
144,754	Extreme Networks, Inc.*6	827,993
56,771	JDS Uniphase Corp.*6	719,289
9,662	NICE Systems Ltd. - ADR (Israel)3, 6	417,398
30,001	RF Micro Devices, Inc.*	253,209
		3,724,957
	CONSUMER, CYCLICAL – 1.5%
5,228	Arrow Electronics, Inc.*6	296,689
11,296	Bally Technologies, Inc.*6	735,482
2,051	Beacon Roofing Supply, Inc.*6	72,975
22,995	Finish Line, Inc. - Class A6	633,052
12,176	Mobile Mini, Inc.6	537,936
10,418	Skechers U.S.A., Inc. - Class A*6	427,034
4,783	Steelcase, Inc. - Class A6	78,824
20,575	Tempur Sealy International, Inc.*6	1,032,453
3,624	Tiffany & Co.	317,064

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Number
of Shares		Value

	COMMON STOCKS (Continued)
	CONSUMER, CYCLICAL (Continued)
6,400	Titan International, Inc.6	$112,064
		4,243,573
	CONSUMER, NON-CYCLICAL – 1.1%
16,635	Euronet Worldwide, Inc.*6	765,044
15,759	ExamWorks Group, Inc.*6	579,931
24,208	KAR Auction Services, Inc.6	720,914
16,972	Korn/Ferry International*6	493,037
3,378	Natus Medical, Inc.*6	83,876
18,273	Quanta Services, Inc.*6	644,671
		3,287,473
	ENERGY – 0.5%
75,634	Halcon Resources Corp.*6	417,500
8,857	Matrix Service Co.*6	274,301
22,291	Precision Drilling Corp. (Canada)3	289,783
13,095	Sanchez Energy Corp.*6	370,326
		1,351,910
	FINANCIAL – 0.0%
244	Affiliated Managers Group, Inc.*	48,360
1,424	E*TRADE Financial Corp.*6	31,969
		80,329
	INDUSTRIAL – 2.5%
2,447	Arkansas Best Corp.	96,461
17,133	Benchmark Electronics, Inc.*6	397,143
10,998	Eagle Materials, Inc.6	916,463
14,283	EnerSys, Inc.6	965,245
3,531	Forward Air Corp.6	156,176
7,127	Greenbrier Cos., Inc.*6	373,740
14,468	Knight Transportation, Inc.6	343,326
940	Martin Marietta Materials, Inc.	116,870
26,449	Quanex Building Products Corp.6	498,299
10,418	Roadrunner Transportation Systems, Inc.*6	256,595
8,437	Rogers Corp.*6	506,389
3,728	Ryder System, Inc.6	306,367
10,379	Saia, Inc.*6	427,304
33,939	Swift Transportation Co.*6	816,233
2,162	TransDigm Group, Inc.6	384,555
11,129	Trex Co., Inc.*6	873,849
		7,435,015
	TECHNOLOGY – 0.7%
5,711	Applied Micro Circuits Corp.*	55,454
5,447	CommVault Systems, Inc.*6	263,635

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Number
of Shares		Value

	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
5,183	Diebold, Inc.6	$194,933
3,987	Hittite Microwave Corp.6	236,668
19,045	Maxwell Technologies, Inc.*6	286,818
17,411	RADWARE Ltd. (Israel)*3, 6	287,804
29,809	Ultratech, Inc.*6	793,515
		2,118,827
	TOTAL COMMON STOCKS (Cost $22,861,187)	23,934,676

	PREFERRED STOCKS – 1.4%
	BASIC MATERIALS – 0.0%
4,723	ArcelorMittal (Luxembourg) 6.000%, 1/15/20163, 5	113,635

	COMMUNICATIONS – 0.0%
931	Iridium Communications, Inc. 7.000%, 12/31/20494, 5, 6	88,445

	CONSUMER, CYCLICAL – 0.1%
2,286	Continental Airlines Finance Trust II 6.000%, 11/15/20302, 5, 6	114,086

	CONSUMER, NON-CYCLICAL – 0.4%
438	Alere, Inc. 3.000%, 12/31/20495, 6	127,567
2,487	Bunge Ltd. (Bermuda) 4.875%, 12/31/20493, 5, 6	265,525
130	HealthSouth Corp. 6.500%, 12/31/20495, 6	165,782
1,529	Omnicare Capital Trust II 4.000%, 6/15/20332, 5	111,281
1,197	Post Holdings, Inc. 3.750%, 12/31/20494, 5, 6	142,958
200	Universal Corp. 6.750%, 12/31/20492, 5, 6	249,500
		1,062,613
	ENERGY – 0.4%
240	Chesapeake Energy Corp. 5.750%, 12/31/20494, 5, 6	288,600
917	Energy XXI Bermuda Ltd. (Bermuda) 5.625%, 12/31/20493, 5, 6	253,608
1,859	Goodrich Petroleum Corp. 5.375%, 12/31/20495, 6	93,694

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Number
of Shares		Value

	PREFERRED STOCKS (Continued)
	ENERGY (Continued)
2,678	McDermott International, Inc. (Panama) 6.250%, 4/1/20173, 5, 6	$68,929
712	Penn Virginia Corp. 6.000%, 12/31/20495, 6	200,828
	Sanchez Energy Corp.
2,818	4.875%, 12/31/20495, 6	202,632
719	6.500%, 12/31/20495, 6	54,967
779	SandRidge Energy, Inc. 7.000%, 12/31/20495, 6	83,158
		1,246,416
	FINANCIAL – 0.5%
6,228	Alexandria Real Estate Equities, Inc. 7.000%, 12/31/20495, 6	173,979
3,575	AMG Capital Trust II 5.150%, 10/15/20375	227,683
104	Bank of America Corp. 7.250%, 12/31/20495, 6	118,508
3,958	Health Care REIT, Inc. 6.500%, 12/31/20495, 6	228,159
3,796	iStar Financial, Inc. 4.500%, 12/31/20492, 5, 6	247,233
1,399	KeyCorp 7.750%, 12/31/20495, 6	182,388
85	OFG Bancorp (Puerto Rico) 8.750%, 12/31/20493, 5, 6	134,778
846	Ramco-Gershenson Properties Trust 7.250%, 12/31/20495, 6	51,999
134	Wintrust Financial Corp. 5.000%, 12/31/20495, 6	162,509
		1,527,236
	TOTAL PREFERRED STOCKS (Cost $3,509,732)	4,152,431

	EXCHANGE-TRADED FUNDS – 0.1%
10,000	PowerShares Buyback Achievers Portfolio6	434,700

	TOTAL EXCHANGE-TRADED FUNDS (Cost $304,400)	434,700

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Number
of Contracts		Value

	PURCHASED OPTIONS CONTRACTS – 0.1%
	CALL OPTIONS – 0.1%
	EQUITY – 0.1%
	Applied Micro Circuits Corp.
133	Exercise Price: $10.00, Expiration Date: May 17, 2014	$5,320
56	Exercise Price: $12.50, Expiration Date: May 17, 2014	280
	Bally Technologies, Inc.
26	Exercise Price: $65.00, Expiration Date: May 17, 2014	7,280
	Ciena Corp.
65	Exercise Price: $19.00, Expiration Date: June 21, 2014	12,057
	CommVault Systems, Inc.
26	Exercise Price: $65.00, Expiration Date: May 17, 2014	—
13	Exercise Price: $70.00, Expiration Date: May 17, 2014	—
	E*TRADE Financial Corp.
65	Exercise Price: $21.00, Expiration Date: May 17, 2014	10,140
	Eagle Materials, Inc.
52	Exercise Price: $80.00, Expiration Date: May 17, 2014	25,220
32	Exercise Price: $85.00, Expiration Date: May 17, 2014	6,000
26	Exercise Price: $87.50, Expiration Date: May 17, 2014	2,795
	EnerSys, Inc.
26	Exercise Price: $65.00, Expiration Date: May 17, 2014	9,230
13	Exercise Price: $65.00, Expiration Date: June 21, 2014	5,720
	Integrated Silicon Solution, Inc.
39	Exercise Price: $15.00, Expiration Date: May 17, 2014	4,193
	JDS Uniphase Corp.
253	Exercise Price: $13.00, Expiration Date: May 17, 2014	10,753
32	Exercise Price: $14.00, Expiration Date: May 17, 2014	576
	KAR Auction Services, Inc.
25	Exercise Price: $30.00, Expiration Date: May 17, 2014	1,500
	LinnCo LLC
65	Exercise Price: $28.00, Expiration Date: May 17, 2014	2,600
	Quanex Building Products Corp.
38	Exercise Price: $20.00, Expiration Date: June 21, 2014	1,995
	Tempur Sealy International, Inc.
26	Exercise Price: $48.00, Expiration Date: May 17, 2014	9,750
	Teradyne, Inc.
39	Exercise Price: $19.00, Expiration Date: May 17, 2014	—
64	Exercise Price: $20.00, Expiration Date: May 17, 2014	128
	U.S. Silica Holdings, Inc.
39	Exercise Price: $41.00, Expiration Date: May 17, 2014	16,380
65	Exercise Price: $42.00, Expiration Date: May 17, 2014	22,100
	Ultratech, Inc.
143	Exercise Price: $25.00, Expiration Date: May 17, 2014	26,455

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Number
of Contracts		Value

	PURCHASED OPTIONS CONTRACTS (Continued)
	CALL OPTIONS (Continued)
	EQUITY (Continued)
	Ultratech, Inc. (Continued)
64	Exercise Price: $30.00, Expiration Date: May 17, 2014	$960
		181,432
	TOTAL CALL OPTIONS (Cost $201,589)	181,432

	PUT OPTIONS – 0.0%
	EQUITY – 0.0%
	Emerge Energy Services LP
13	Exercise Price: $65.00, Expiration Date: May 17, 2014	748
	EZchip Semiconductor Ltd. (Israel)
17	Exercise Price: $23.00, Expiration Date: May 17, 2014	1,275
51	Exercise Price: $24.00, Expiration Date: May 17, 2014	5,992
64	Exercise Price: $25.00, Expiration Date: May 17, 2014	11,360
	Finisar Corp.
32	Exercise Price: $27.00, Expiration Date: May 17, 2014	4,560
36	Exercise Price: $28.00, Expiration Date: May 17, 2014	7,830
142	Exercise Price: $25.00, Expiration Date: June 21, 2014	18,105
	iShares iBoxx $High Yield Corporate Bond ETF
1,000	Exercise Price: $90.00, Expiration Date: June 21, 2014	30,000
	iShares Russell 2000 ETF
39	Exercise Price: $110.00, Expiration Date: June 21, 2014	9,672
	Lam Research Corp.
52	Exercise Price: $52.50, Expiration Date: May 17, 2014	780
	Market Vectors Semiconductor ETF
39	Exercise Price: $44.00, Expiration Date: May 17, 2014	1,755
	Powershares QQQ Trust Series 1
39	Exercise Price: $85.63, Expiration Date: June 21, 2014	5,928
	SPDR S&P Retail ETF
19	Exercise Price: $84.00, Expiration Date: May 17, 2014	2,679
	Titan International, Inc.
64	Exercise Price: $17.50, Expiration Date: May 17, 2014	3,040
	Unisys Corp.
52	Exercise Price: $28.00, Expiration Date: May 17, 2014	20,280
		124,004
	TOTAL PUT OPTIONS (Cost $181,339)	124,004

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $382,928)	305,436

	TOTAL INVESTMENTS – 89.5% (Cost $255,182,579)	262,138,346

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Other Assets in Excess of Liabilities – 10.5%	$30,830,008

TOTAL NET ASSETS – 100.0%	$292,968,354

Principal
Amount		Value

	SECURITIES SOLD SHORT – (19.6)%
	BONDS – (8.6)%
	CORPORATE – (2.5)%
	BASIC MATERIALS – (0.2)%
$(500,000)	Alcoa, Inc. 6.150%, 8/15/2020	$(552,148)

	CONSUMER, CYCLICAL – (0.5)%
(500,000)	Interface, Inc. 7.625%, 12/1/20182	(533,125)
(1,000,000)	Petco Holdings, Inc. 8.500%, 10/15/20172, 4	(1,022,700)
		(1,555,825)
	CONSUMER, NON-CYCLICAL – (1.1)%
(500,000)	ADT Corp. 6.250%, 10/15/20214	(522,500)
(1,000,000)	BI-LO LLC / BI-LO Finance Corp. 8.625%, 9/15/20182, 4	(1,023,750)
(1,000,000)	ConvaTec Finance International S.A. (Luxembourg) 8.250%, 1/15/20192, 3, 4	(1,025,000)
(500,000)	DJO Finance LLC / DJO Finance Corp. 7.750%, 4/15/20182	(527,500)
(250,000)	HealthSouth Corp. 5.750%, 11/1/20242	(261,875)
		(3,360,625)
	INDUSTRIAL – (0.2)%
(500,000)	Berry Plastics Corp. 9.500%, 5/15/20182	(526,962)

	TECHNOLOGY – (0.1)%
(250,000)	SunGard Data Systems, Inc. 6.625%, 11/1/20192	(263,125)

	UTILITIES – (0.4)%
(1,000,000)	Calpine Corp. 7.875%, 1/15/20232, 4	(1,125,000)

	TOTAL CORPORATE (Proceeds $7,262,064)	(7,383,685)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Principal
Amount		Value

	SECURITIES SOLD SHORT (Continued)
	BONDS (Continued)
	MORTGAGE-BACKED SECURITIES – (1.8)%
$(5,000,000)	Fannie Mae Pool 4.000%, 5/15/20417	$(5,239,845)

	TOTAL MORTGAGE-BACKED SECURITIES (Proceeds $5,207,617)	(5,239,845)

	U.S. GOVERNMENT – (4.3)%
(12,500,000)	United States Treasury Note 0.250%, 9/30/2015	(12,510,738)

	TOTAL U.S. GOVERNMENT (Proceeds $12,471,680)	(12,510,738)

	TOTAL BONDS (Proceeds $24,941,361)	(25,134,268)

Number
of Shares

	COMMON STOCKS – (5.2)%
	BASIC MATERIALS – (0.1)%
(4,988)	ArcelorMittal (Luxembourg)3	(81,055)
(19,532)	B2Gold Corp. (Canada)*3	(56,448)
(4,771)	Horsehead Holding Corp.*	(74,380)
(378)	Sesa Sterlite Ltd. - ADR (India)3	(4,615)
(11,826)	Stillwater Mining Co.*	(186,614)
		(403,112)
	COMMUNICATIONS – (0.5)%
(4,370)	Blucora, Inc.*	(84,123)
(4,263)	Ciena Corp.*	(84,280)
(1,127)	Ctrip.com International Ltd. - ADR (China)*3	(52,676)
(791)	Equinix, Inc.*	(148,558)
(12,320)	EZchip Semiconductor Ltd. (Israel)*3	(295,064)
(1,092)	HomeAway, Inc.*	(35,621)
(7,927)	Iridium Communications, Inc.*	(52,873)
(832)	Qihoo 360 Technology Co., Ltd. - ADR (China)*3	(70,204)
(234)	SINA Corp. (China)*3	(11,185)
(1,662)	SouFun Holdings Ltd. - ADR (China)3	(19,562)
(195)	Time Warner Cable, Inc.	(27,585)
(801)	Time Warner, Inc.	(53,234)
(4,613)	VeriSign, Inc.*	(217,641)
(382)	Vipshop Holdings Ltd. - ADR (China)*3	(53,553)
(2,188)	WebMD Health Corp.*	(96,469)
(936)	Yahoo!, Inc.*	(33,649)
(1,381)	Yandex N.V. - Class A (Netherlands)*3	(36,596)
		(1,372,873)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Number
of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	CONSUMER, CYCLICAL – (1.2)%
(11,201)	American Woodmark Corp.*	$(336,142)
(6,717)	Bob Evans Farms, Inc.	(314,826)
(5,236)	Callaway Golf Co.	(45,606)
(7,331)	Casey's General Stores, Inc.	(503,346)
(12,956)	Chico's FAS, Inc.	(205,741)
(4,691)	Home Depot, Inc.	(372,981)
(3,407)	Iconix Brand Group, Inc.*	(144,798)
(1,404)	KB Home	(23,180)
(4,438)	Lennar Corp. - Class A	(171,262)
(5,528)	Lowe's Cos., Inc.	(253,791)
(748)	Meritage Homes Corp.*	(28,858)
(8,342)	Meritor, Inc.*	(99,020)
(1,446)	Navistar International Corp.*	(54,847)
(2,871)	Ryland Group, Inc.	(110,218)
(5,800)	Skechers U.S.A., Inc. - Class A*	(237,742)
(5,480)	Standard Pacific Corp.*	(43,785)
(1,911)	Target Corp.	(118,004)
(426)	Tesla Motors, Inc.*	(88,561)
(951)	United Continental Holdings, Inc.*	(38,867)
(2,655)	WESCO International, Inc.*	(233,056)
		(3,424,631)
	CONSUMER, NON-CYCLICAL – (0.9)%
(2,851)	Abaxis, Inc.*	(115,779)
(3,225)	Albany Molecular Research, Inc.*	(51,793)
(1,892)	Alere, Inc.*	(63,193)
(1,080)	AMAG Pharmaceuticals, Inc.*	(19,721)
(487)	Ascent Capital Group, Inc. - Class A*	(33,491)
(1,540)	Bunge Ltd.3	(122,661)
(747)	Chiquita Brands International, Inc.*	(8,575)
(2,363)	Cubist Pharmaceuticals, Inc.*	(165,552)
(826)	Dr. Pepper Snapple Group, Inc.	(45,777)
(4,981)	Emerge Energy Services LP	(369,341)
(2,427)	HealthSouth Corp.	(84,071)
(689)	Illumina, Inc.*	(93,601)
(1,746)	Incyte Corp. Ltd.*	(84,786)
(433)	Jarden Corp.*	(24,746)
(2,500)	Medicines Co.*	(66,500)
(9,389)	Monro Muffler Brake, Inc.	(529,540)
(3,673)	Omnicare, Inc.	(217,699)
(5,398)	PHH Corp.*	(128,310)
(2,187)	Post Holdings, Inc.*	(114,293)
(2,486)	ServiceSource International, Inc.*	(15,513)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Number
of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
(3,950)	Spectrum Pharmaceuticals, Inc.*	$(27,136)
(2,971)	Theravance, Inc.*	(79,979)
(2,965)	Universal Corp.	(161,800)
(2,384)	Vector Group Ltd.	(50,779)
(2,609)	Wright Medical Group, Inc.*	(71,356)
		(2,745,992)
	DIVERSIFIED – 0.0%
(376)	Leucadia National Corp.	(9,595)

	ENERGY – (0.4)%
(3,717)	Alon USA Energy, Inc.	(60,550)
(8,905)	BPZ Resources, Inc.*	(24,043)
(5,550)	Chesapeake Energy Corp.	(159,563)
(786)	Cobalt International Energy, Inc.*	(14,148)
(5,545)	Emerald Oil, Inc.*	(39,203)
(5,611)	Energy XXI Bermuda Ltd. (Bermuda)3	(134,271)
(1,918)	Goodrich Petroleum Corp.*	(48,238)
(2,713)	Green Plains, Inc.	(81,119)
(929)	JinkoSolar Holding Co., Ltd. - ADR (China)*3	(24,990)
(6,759)	McDermott International, Inc.*3	(48,868)
(10,071)	Newpark Resources, Inc.*	(121,255)
(11,022)	Penn Virginia Corp.*	(183,406)
(6,670)	Sanchez Energy Corp.*	(188,628)
(7,876)	SandRidge Energy, Inc.*	(54,029)
(1,870)	SolarCity Corp.*	(99,577)
(16,758)	Vantage Drilling Co.*3	(27,986)
		(1,309,874)
	FINANCIAL – (0.6)%
(553)	Affiliated Managers Group, Inc.*	(109,605)
(788)	Alexandria Real Estate Equities, Inc. - REIT	(58,170)
(2,179)	American Residential Properties, Inc. - REIT*	(39,157)
(1,315)	AmTrust Financial Services, Inc.	(50,851)
(109)	Bank of America Corp.	(1,650)
(323)	DFC Global Corp.*	(3,010)
(3,246)	Encore Capital Group, Inc.*	(140,292)
(3,521)	Forest City Enterprises, Inc. - Class A*	(66,582)
(2,830)	Forestar Group, Inc.*	(48,251)
(2,186)	Health Care REIT, Inc. - REIT	(137,915)
(12,789)	iStar Financial, Inc. - REIT*	(190,045)
(1,470)	KeyCorp	(20,051)
(9,158)	Meadowbrook Insurance Group, Inc.	(51,285)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Number
of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
(1)	MetLife, Inc.	$(52)
(3,008)	MGIC Investment Corp.*	(25,869)
(6,195)	OFG Bancorp (Puerto Rico)3	(105,687)
(1,449)	Portfolio Recovery Associates, Inc.*	(82,810)
(7,417)	Radian Group, Inc.	(103,690)
(2,025)	Ramco-Gershenson Properties Trust - REIT	(33,372)
(1,607)	Walter Investment Management Corp.*	(42,714)
(2,700)	Wintrust Financial Corp.	(121,014)
(23,621)	WisdomTree Investments, Inc.*	(266,681)
		(1,698,753)
	INDUSTRIAL – (0.8)%
(3,204)	Aegean Marine Petroleum Network, Inc. (Greece)3	(29,573)
(14,557)	Cemex S.A.B. de C.V. - ADR (Mexico)*3	(184,001)
(13,509)	Comfort Systems USA, Inc.	(202,635)
(468)	Fluidigm Corp.*	(17,578)
(4,768)	Fluor Corp.	(360,938)
(2,460)	GATX Corp.	(161,450)
(6,674)	General Cable Corp.	(170,988)
(16,421)	Heartland Express, Inc.	(357,321)
(1,586)	Layne Christensen Co.*	(27,628)
(1,815)	Owens Corning	(74,143)
(5,512)	TTM Technologies, Inc.*	(43,490)
(9,031)	USG Corp.*	(269,666)
(3,703)	UTi Worldwide, Inc.3	(36,252)
(6,847)	Vishay Intertechnology, Inc.	(97,364)
(9,512)	Werner Enterprises, Inc.	(243,507)
		(2,276,534)
	TECHNOLOGY – (0.7)%
(2,950)	Allscripts Healthcare Solutions, Inc.*	(44,899)
(20,051)	Ambarella, Inc.*3	(498,267)
(3,306)	Bottomline Technologies de, Inc.*	(104,602)
(7,012)	Cadence Design Systems, Inc.*	(109,107)
(278)	Citrix Systems, Inc.*	(16,488)
(685)	Cornerstone OnDemand, Inc.*	(25,181)
(867)	Dealertrack Technologies, Inc.*	(39,613)
(6,758)	GT Advanced Technologies, Inc.*	(112,250)
(2,409)	Lam Research Corp.*	(138,783)
(871)	Medidata Solutions, Inc.*	(31,626)
(4,730)	Microchip Technology, Inc.	(224,864)
(862)	Proofpoint, Inc.*	(21,929)
(3,458)	SanDisk Corp.	(293,826)
(911)	ServiceNow, Inc.*	(45,295)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Number
of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
(7,168)	Spansion, Inc. - Class A*	$(127,806)
(8,949)	SunEdison, Inc.*	(172,089)
(3,311)	Take-Two Interactive Software, Inc.*	(67,478)
(716)	Workday, Inc. - Class A*	(52,318)
		(2,126,421)
	TOTAL COMMON STOCKS (Proceeds $14,623,776)	(15,367,785)

	EXCHANGE-TRADED FUNDS – (5.8)%
(12,338)	Consumer Staples Select Sector SPDR Fund	(545,833)
(17,046)	Industrial Select Sector SPDR Fund	(903,949)
(105,000)	iShares iBoxx $High Yield Corporate Bond ETF	(9,905,700)
(13,030)	iShares Russell 2000 ETF	(1,459,100)
(9,089)	Market Vectors Semiconductor ETF	(406,006)
(8,299)	Materials Select Sector SPDR Fund	(395,862)
(5,889)	SPDR S&P Retail ETF	(491,849)
(76,411)	Technology Select Sector SPDR Fund	(2,785,181)

	TOTAL EXCHANGE-TRADED FUNDS (Proceeds $16,731,048)	(16,893,480)

	TOTAL SECURITIES SOLD SHORT (Proceeds $56,296,185)	$(57,395,533)

Number
of Contracts

	WRITTEN OPTIONS CONTRACTS – 0.0%
	CALL OPTIONS – 0.0%
	EQUITY – 0.0%
	Bally Technologies, Inc.
(26)	Exercise Price: $70.00, Expiration Date: May 17, 2014	$(2,730)
	Ciena Corp.
(65)	Exercise Price: $21.00, Expiration Date: June 21, 2014	(6,045)
	CommVault Systems, Inc.
(26)	Exercise Price: $75.00, Expiration Date: May 17, 2014	—
	Eagle Materials, Inc.
(52)	Exercise Price: $85.00, Expiration Date: May 17, 2014	(9,750)
(13)	Exercise Price: $90.00, Expiration Date: May 17, 2014	(715)
(13)	Exercise Price: $92.50, Expiration Date: May 17, 2014	(292)
(13)	Exercise Price: $95.00, Expiration Date: May 17, 2014	—
	EnerSys, Inc.
(13)	Exercise Price: $70.00, Expiration Date: June 21, 2014	(2,275)
	Quanta Services, Inc.
(26)	Exercise Price: $36.00, Expiration Date: May 17, 2014	(1,820)
(64)	Exercise Price: $37.00, Expiration Date: May 17, 2014	(2,400)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

Number
of Contracts		Value

	WRITTEN OPTIONS CONTRACTS (Continued)
	CALL OPTIONS (Continued)
	EQUITY (Continued)
	Quanta Services, Inc. (Continued)
(64)	Exercise Price: $38.00, Expiration Date: May 17, 2014	$(1,280)
(26)	Exercise Price: $36.00, Expiration Date: June 21, 2014	(2,600)
(91)	Exercise Price: $37.00, Expiration Date: August 16, 2014	(10,920)
(65)	Exercise Price: $39.00, Expiration Date: August 16, 2014	(4,388)
	Tempur Sealy International, Inc.
(26)	Exercise Price: $55.00, Expiration Date: May 17, 2014	(2,145)
	U.S. Silica Holdings, Inc.
(65)	Exercise Price: $45.00, Expiration Date: May 17, 2014	(9,263)
(39)	Exercise Price: $47.00, Expiration Date: May 17, 2014	(2,047)
		(58,670)
	TOTAL CALL OPTIONS (Proceeds $58,247)	(58,670)

	PUT OPTIONS – 0.0%
	EQUITY – 0.0%
	Finisar Corp.
(64)	Exercise Price: $21.00, Expiration Date: June 21, 2014	(1,760)
	iShares iBoxx $High Yield Corporate Bond ETF
(1,000)	Exercise Price: $86.00, Expiration Date: June 21, 2014	—
		(1,760)
	TOTAL PUT OPTIONS (Proceeds $71,756)	(1,760)

	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $130,003)	$(60,430)

ADR – American Depository Receipt
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
1	Variable, floating or step rate security.
2	Callable.
3	Foreign security denominated in U.S. Dollars.
4
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

5	Convertible security.
6	All or a portion of this security is segregated as collateral for securities sold short.
7	To-be-announced security.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

SWAP CONTRACTS
CREDIT DEFAULT SWAPS

Counterparty/ Reference Entity	Pay/(a) Receive Fixed Rate	Fixed Rate	Expiration Date	Ccy	Notional Amount	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
J.P. Morgan
AK Steel Corp.	Pay	5.00	6/20/19		$1,000,000	$44,844	$(6,387)
Alcoa, Inc.	Pay	1.00	6/20/19		1,500,000	47,335	(1,746)
Community Health Systems, Inc.	Receive	5.00	6/20/19		1,500,000	127,986	7,044
Hertz Corp.	Receive	5.00	6/20/19		1,500,000	212,201	4,083
Level 3 Communications, Inc.	Receive	5.00	6/20/19		1,500,000	173,673	12,972
Markit CDX.NA
High Yield Series 20 Index	Pay	5.00	6/20/18		2,500,000	(171,250)	(49,186)
High Yield Series 22 Index	Pay	5.00	6/20/19		5,000,000	(354,000)	(22,488)
High Yield Series 22 Index	Receive	5.00	6/20/19		1,500,000	102,747	10,200
Staples, Inc.	Pay	1.00	6/20/19		1,500,000	116,984	(16,376)
SunGard Data Systems, Inc.	Receive	5.00	6/20/19		1,500,000	141,018	13,764
SUPERVALU, Inc.	Pay	5.00	6/20/19		1,000,000	(54,059)	(13,452)
Talisman Energy, Inc.	Pay	1.00	6/20/19		1,500,000	18,686	(8,679)
United States Steel Corp.	Pay	5.00	6/20/19		1,000,000	(36,173)	(1,747)
TOTAL SWAP CONTRACTS						$369,992	$(71,998)

a
If Palmer Square Absolute Return Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument.  If Palmer Square Absolute Return Fund is receiving a fixed rate, Palmer Square Absolute Return Fund acts as guarantor of the variable instrument.

SWAPTIONS CONTRACTS
CREDIT DEFAULT SWAPTIONS CONTRACTS ON CREDIT INDICES

						Premium
Counterparty/	Buy/Sell	Exercise	Expiration		Notional	Paid	Market
Description	Protection	Price	Date	Ccy	Amount	(Received)	Value
J.P. Morgan
Markit CDX.NA.HY.22
Call - 5 Year Index	Sell	$108.00	6/19/14		$5,000,000	$(13,500)	$(8,000)
Put - 5 Year Index	Sell	100.00	6/19/14		5,000,000	(13,750)	(5,500)
Put - 5 Year Index	Buy	105.00	6/19/14		5,000,000	48,500	24,000
TOTAL CREDIT DEFAULT SWAPTIONS CONTRACTS ON CREDIT INDICES						$21,250	$10,500

INTEREST RATE SWAPTIONS CONTRACTS

	Floating	Pay/Receive
Counterparty/	Rate	Floating	Exercise	Expiration		Notional	Premium	Market
Description	Index	Rate	Rate	Date	Ccy	Amount	Paid	Value
J.P. Morgan
Put - OTC 10-Year	3-Month USD-LIBOR-BBA	Receive	5.91	7/8/16		$100,000	$4,260	$348
TOTAL INTEREST RATE SWAPTIONS CONTRACTS							$4,260	$348

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

INTEREST RATE CAP OPTIONS CONTRACTS

	Floating	Pay/Receive
Counterparty/	Rate	Floating	Cap	Expiration		Notional	Premium	Market
Description	Index	Rate	Rate	Date	Ccy	Amount	Paid	Value
J.P. Morgan
Put - OTC 2 Year	USD-LIBOR-BBA	Receive	0.48538	10/15/15		$12,500,000	$46,250	$14,869
TOTAL INTEREST RATE CAP OPTIONS CONTRACTS							$46,250	$14,869

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2014

FUTURES CONTRACTS

Number of					Unrealized
Contracts		Expiration	Value At	Value At	Appreciation
Long (Short)	Description	Date	Trade Date	April 30, 2014	(Depreciation)
(35)	5-Year U.S. Treasury Note (CBT)	June 2014	$(4,172,298)	$(4,180,860)	$(8,562)
TOTAL FUTURES CONTRACTS			$(4,172,298)	$(4,180,860)	$(8,562)

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
SUMMARY OF INVESTMENTS
As of April 30, 2014

Security Type/Sector	Percent of Total Net Assets
Bank Loans	3.9%
Corporate Bonds
Asset-Backed Securities	64.4%
Corporate	11.4%
Total Corporate Bonds	75.8%
Common Stocks
Basic Materials	0.6%
Communications	1.3%
Consumer, Cyclical	1.5%
Consumer, Non-cyclical	1.1%
Energy	0.5%
Financial	0.0%
Industrial	2.5%
Technology	0.7%
Total Common Stocks	8.2%
Preferred Stocks
Basic Materials	0.0%
Communications	0.0%
Consumer, Cyclical	0.1%
Consumer, Non-cyclical	0.4%
Energy	0.4%
Financial	0.5%
Total Preferred Stocks	1.4%
Exchange-Traded Funds	0.1%
Purchased Options Contracts
Call Options	0.1%
Put Options	0.0%
Total Purchased Options Contracts	0.1%
Total Investments	89.5%
Other Assets in Excess of Liabilities	10.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2014

Assets:
Investments, at value (cost $254,799,651)	$261,832,910
Purchased options contracts, at value (cost $382,928)	305,436
Total investments, at value (cost $255,182,579)	262,138,346
Purchased interest rate cap options contracts, at value (cost $46,250)	14,869
Purchased swaptions contracts, at value (cost $52,760)	24,348
Foreign currency, at value (cost $23,807)	24,249
Cash	33,006,732
Cash held by broker	54,038,606
Receivables:
Investment securities sold	8,863,297
Fund shares sold	126,383
Premiums paid on open swap contracts	985,474
Unrealized appreciation on open swap contracts	48,063
Dividends and interest	1,600,730
Prepaid expenses	19,391
Total assets	360,890,488

Liabilities:
Securities sold short, at value (proceeds $56,296,185)	57,395,533
Written options contracts, at value (proceeds $130,003)	60,430
Written swaptions contracts, at value (proceeds $27,250)	13,500
Foreign currency due to custodian, at value (proceeds $2)	2
Payables:
Investment securities purchased	8,634,775
Fund shares redeemed	313,351
Premiums received on open swap contracts	615,482
Unrealized depreciation on open swap contracts	120,061
Advisory fees	345,693
Shareholder servicing fees (Note 6)	81,016
Distribution fees - Class A (Note 7)	6,965
Dividends and interest on securities sold short	137,073
Fund accounting fees	58,588
Fund administration fees	37,002
Auditing fees	35,423
Custody fees	22,652
Transfer agent fees and expenses	15,864
Chief Compliance Officer fees	3,892
Variation margin	8,562
Accrued other expenses	16,270
Total liabilities	67,922,134

Net Assets	$292,968,354

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of April 30, 2014

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$282,520,780
Accumulated net investment income	2,203,560
Accumulated net realized gain on investments, purchased options contracts, securities sold short, futures contracts, written options contracts, swaptions contracts, swap contracts,
repurchase agreements, forward contracts and foreign currency transactions	2,444,182
Net unrealized appreciation (depreciation) on:
Investments	7,033,259
Purchased options contracts	(108,873)
Securities sold short	(1,099,348)
Futures contracts, written options contracts, swaptions contracts and swap contracts	(25,649)
Foreign currency translations	443
Net Assets	$292,968,354

Maximum Offering Price per Share:
Class I Shares:
Net assets applicable to shares outstanding	$256,993,064
Shares of beneficial interest issued and outstanding	25,358,802
Offering and redemption price per share	$10.13

Class A Shares:
Net assets applicable to shares outstanding	$35,975,290
Shares of beneficial interest issued and outstanding	3,565,317
Redemption price*	10.09
Maximum sales charge (5.75% of offering price)**	0.62
Maximum offering price to public	$10.71

*
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2014

Investment Income:
Dividends (net of foreign tax withholding of $2,461)	$595,471
Interest (net of foreign tax withholding of $476)	12,276,328
Total investment income	12,871,799

Expenses:
Advisory fees	3,909,485
Brokerage expense	535,862
Interest on securities sold short	513,993
Dividends on securities sold short	497,549
Fund accounting fees	273,138
Administration fees	242,048
Shareholder servicing fees (Note 6)	223,050
Custody fees	79,899
Distribution fees - Class A (Note 7)	69,660
Registration fees	69,650
Transfer agent fees and expenses	62,922
Auditing fees	35,598
Legal fees	31,703
Shareholder reporting fees	29,338
Chief Compliance Officer fees	26,540
Miscellaneous	12,265
Trustees' fees and expenses	7,928
Insurance fees	1,300
Total expenses	6,621,928
Advisory fees recovered	177,836
Net expenses	6,799,764
Net investment income	6,072,035

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Securities Sold Short,
Futures Contracts, Written Options Contracts, Swaptions Contracts, Swap Contracts, Repurchase Agreements,
Forward Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	14,208,949
Purchased options contracts	(1,248,103)
Securities sold short	(6,041,447)
Futures contracts, written options contracts, swaptions contracts and swap contracts	77,054
Forward foreign currency exchange contracts	(68,699)
Foreign currency transactions	255,119
Net realized gain	7,182,873
Net change in unrealized appreciation/depreciation on:
Investments	(3,094,995)
Purchased options contracts	149,237
Securities sold short	1,570,215
Futures contracts, written options, swaptions contracts and swap contracts	524,958
Forward foreign currency exchange contracts	(174,200)
Foreign currency translations	(31,522)
Net change in unrealized appreciation/depreciation	(1,056,307)
Net realized and unrealized gain on investments, purchased options contracts, securities sold short,
written options contracts, swap contracts and foreign currency	6,126,566

Net Increase in Net Assets from Operations	$12,198,601

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	April 30, 2014	April 30, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$6,072,035	$1,086,445
Net realized gain (loss) on investments, purchased options contracts, securities sold short, futures contracts, written options contracts, swaptions contracts,
swap contracts, repurchase agreements, forward contracts and foreign currency	7,182,873	(305,267)
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, securities sold short, futures contracts, written options contracts, swaptions contracts, swap contracts,
repurchase agreements, forward contracts and foreign currency	(1,056,307)	4,355,314
Net increase in net assets resulting from operations	12,198,601	5,136,492

Distributions to Shareholders:
From net investment income:
Class I	(2,878,027)	(453,538)
Class A	(325,344)	(14,329)
From net realized gains:
Class I	(2,031,414)	−
Class A	(259,400)	−
Total distributions to shareholders	(5,494,185)	(467,867)

Capital Transactions:
Net proceeds from shares sold:
Class I	84,947,410	118,038,305
Class A	17,904,592	15,227,110
Reinvestment of distributions:
Class I	4,337,336	403,934
Class A	555,761	13,112
Cost of shares redeemed:
Class I	(39,725,017)	(43,859,643)
Class A	(4,713,205)	(5,069,441)
Net increase in net assets from capital transactions	63,306,877	84,753,377

Total increase in net assets	70,011,293	89,422,002

Net Assets:
Beginning of period	222,957,061	133,535,059
End of period	$292,968,354	$222,957,061

Accumulated net investment income (loss)	$2,203,560	$(692,248)

Capital Share Transactions:
Shares sold:
Class I	8,458,743	12,260,224
Class A	1,792,124	1,586,022
Shares reinvested:
Class I	434,603	42,120
Class A	55,912	1,370
Shares redeemed:
Class I	(3,957,045)	(4,527,061)
Class A	(470,943)	(526,222)

Net increase in capital share transactions	6,313,394	8,836,453

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF CASH FLOWS
For the Year Ended April 30, 2014

Increase (Decrease) in Cash
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$12,198,601
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(439,507,727)
Sales of long-term portfolio investments	424,843,735
Return of capital dividends received	239,402
Proceeds from securities sold short	207,592,317
Cover short securities	(200,102,532)
Purchase of short-term investments, net	(10,231,941)
Increase in foreign currency	(24,247)
Increase in cash held by broker	(54,038,606)
Decrease in investment securities sold receivable	6,055,906
Decrease in premiums paid on open swap contracts	781,156
Increase in dividends and interest receivable	(89,857)
Decrease in prepaid expenses	26,956
Decrease in investment securities purchased	(5,530,890)
Increase in advisory fees	40,982
Decrease in premiums received on open swap contracts	(248,315)
Increase in dividends and interest on securities sold short	104,383
Decrease in variation margin	(83,560)
Increase in accrued expenses	106,107
Net amortization on investments	(1,004,913)
Net realized gain	(7,181,601)
Net change in unrealized appreciation/depreciation	1,116,399
Net cash used for operating activities	(64,938,245)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	102,840,221
Cost of shares redeemed	(44,148,225)
Dividends paid to shareholders, net of reinvestments	(601,088)
Net cash provided by financing activities	58,090,908

Net decrease in cash	(6,847,337)

Cash:
Beginning of period	39,854,069
End of period	$33,006,732

Non cash financing activities not included herein consist of $4,893,097 of reinvested dividends.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

					For the Period
					May 17, 2011*
	For the		For the		through
	Year Ended		Year Ended		April 30, 2012
	April 30, 2014		April 30, 2013		(Unaudited)

Net asset value, beginning of period	$9.86		$9.70		$10.00
Income from Investment Operations:
Net investment income (loss)1	0.24		0.06		(0.08)
Net realized and unrealized gain (loss) on
investments and foreing currency	0.25		0.12		(0.22)
Total from investment operations	0.49		0.18		(0.30)
Less Distributions:
From net investment income	(0.13)		(0.02)		−
From net realized gains	(0.09)		−		−
Total distributions	(0.22)		(0.02)		−

Net asset value, end of period	$10.13		$9.86		$9.70

Total return4	4.95%		1.90%		(3.00)%	2

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$256,993		$201,442		$122,632

Ratio of expenses before fees waived/recovered including interest expense and
dividends on securities sold short to average net assets	2.58%		3.01%		3.72%	3
Ratio of expenses after fees waived/recovered including interest expense and
dividends on securities sold short to average net assets	2.65%		2.84%		3.11%	3
Ratio of expenses after fees waived/recovered excluding interest expense and
dividends on securities sold short to average net assets	2.04%		2.25%		2.25%	3
Ratio of net investment income (loss) after fees waived/recovered including
interest expense and dividends on securities sold short to average net assets	2.42%		0.63%		(0.88)%	3
Portfolio turnover rate	230%	5	317%	5	490%	2, 5

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Not annualized.
3	Annualized.
4
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5
Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

					For the Period
					May 17, 2011*
	For the		For the		through
	Year Ended		Year Ended		April 30, 2012
	April 30, 2014		April 30, 2013		(Unaudited)

Net asset value, beginning of period	$9.83		$9.67		$10.00
Income from Investment Operations:
Net investment income (loss)1	0.22		0.04		(0.10)
Net realized and unrealized gain (loss) on
investments and foreing currency	0.24		0.13		(0.23)
Total from investment operations	0.46		0.17		(0.33)
Less Distributions:
From net investment income	(0.11)		(0.01)		−
From net realized gains	(0.09)		−		−
Total distributions	(0.20)		(0.01)		−

Net asset value, end of period	$10.09		$9.83		$9.67

Total return4	4.71%		1.73%		(3.30)%	2

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$35,975		$21,515		$10,903

Ratio of expenses before fees waived/recovered including interest expense and
dividends on securities sold short to average net assets	2.83%		3.26%		3.97%	3
Ratio of expenses after fees waived/recovered including interest expense and
dividends on securities sold short to average net assets	2.90%		3.09%		3.36%	3
Ratio of expenses after fees waived/recovered excluding interest expense and
dividends on securities sold short to average net assets	2.29%		2.50%		2.50%	3
Ratio of net investment income (loss) after fees waived/recovered including
interest expense and dividends on securities sold short to average net assets	2.17%		0.38%		(1.13)%	3
Portfolio turnover rate	230%	5	317%	5	490%	2, 5

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Not annualized.
3	Annualized.
4
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions of Class A shares made within one year of purchase. If the sales load or CDSC were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5
Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2014

Note 1 – Organization
Palmer Square Absolute Return Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to seek capital appreciation with an emphasis on absolute (positive) returns and low correlation to the broader equity and bond markets.  The Fund commenced investment operations on May 17, 2011, with two classes of shares, Class I and Class A.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Repurchase Agreements
The Fund may enter into transactions with financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor or relevant Sub-Advisor pursuant to term repurchase agreements.  Pursuant to such agreements, the Fund agrees to sell (“seller”) to the other party (“buyer”) securities or financial instruments against the payment of the purchase price by buyer to seller, with a simultaneous agreement by the buyer to resell securities equivalent to such securities at a mutually agreed upon date or on demand and price (“sell/buy back transactions”).  The Fund as seller is required to provide collateral to buyer equal to the value of the underlying securities of the repurchase price under the agreement.  The Fund may also enter into such transactions as buyer (“buy/sell back transactions”).  The repurchase price generally equals the purchase price plus negotiated interest rates.  In a sell/buy back transaction, the seller transfers securities to buyer against the payment of the purchase price by buyer.  On the repurchase date, buyer transfers to seller equivalent securities against the payment of the repurchase price by seller.  If the counterparty defaults on its repurchase obligation, the Fund will suffer a loss to the extent that price of the underlying securities is less than the proceeds held by the counterparty.  Bankruptcy or insolvency of the defaulting counterparty may cause the Fund's rights with respect to such securities or proceeds to be delayed or limited.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2014

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time.  Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations.  All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations.  The Fund records realized gains or losses at the time the forward contract is settled.  Counter-parties to these forward contracts are major U.S. financial institutions.

(e) Short Sales
Short sales are transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.  The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss.  The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2014

(f) Options Contracts
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns and reduce volatility.  In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk.  When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased.  Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.  The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.  The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

The Fund may also enter into the purchase or sale of related caps, floors and collars.  The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date.  Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks.  For example, interest rate swaps may be offset with "caps," "floors" or "collars".  A "cap" is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount.  A "floor" is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount.  A "collar" is essentially a combination of a long cap and a short floor where the limits are set at different levels.

Transactions in written options contracts for the year ended April 30, 2014 were as follows:
	Number of Contracts	Premiums Received
Outstanding at May 1, 2013	10,003,158	$355,774
Written	4,544,699	1,208,168
Terminated in closing purchasing transactions	(14,277,415)	(404,999)
Expired	(265,701)	(731,185)
Exercised	(2,990)	(297,755)
Outstanding at April 30, 2014	1,751	$130,003

Transactions in written swaptions contracts for the year ended April 30, 2014 were as follows:
	Notional Value of Contracts	Premiums Received
Outstanding at May 1, 2013	5,706,000	$40,111
Written	68,750,000	242,625
Terminated in closing purchasing transactions	(13,206,000)	(42,111)
Expired	(50,000,000)	(210,250)
Exercised	(1,250,000)	(3,125)
Outstanding at April 30, 2014	10,000,000	$27,250

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2014

(g) Stock Index Futures
The Fund may invest in stock index futures as a substitute for a comparable market position in the underlying securities.  A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.  Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).  During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.  Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.  When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.  Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments.  The purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction.  Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.  There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

(h) Exchange Traded Notes
Exchange Traded Notes (“ETNs”) are debt securities that combine certain aspects of Exchange Traded Funds (“ETFs”) and bonds.  ETNs are not investment companies and thus are not regulated under the 1940 Act.  ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer.  ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

(i) Total Return Swap Contracts
The Fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure and to manage exposure to specific sectors or industries and to gain exposure to specific markets/countries and to specific sectors/industries.  To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.  Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss.  Payments received or made are recorded as realized gains or losses.  The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the Statement of Assets and Liabilities.  The Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.  The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

(j) Credit Default Swap Contracts
The Fund may enter into credit default swap agreements to hedge credit and market risk and to gain exposure on individual names and/or baskets of securities.  In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity.  Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration.  An upfront payment received by the Fund, as the protection seller, is recorded as a liability on the Fund’s books.  An upfront payment made by the Fund, as the protection buyer, is recorded as an asset on the Fund’s books.  Periodic payments received or paid by the Fund are recorded as realized gains or losses.  The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss.  Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2014

In addition to bearing the risk that the credit event will occur, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations.  The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

(k) Interest Rate Swap Contracts
The Fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rates and gain exposure on interest rates.  An interest rate swap can be purchased or sold with an upfront premium.  An upfront payment received by the Fund is recorded as a liability on the Fund’s books.  An upfront payment made by the Fund is recorded as an asset on the Fund’s books.  Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss.  Payments received or made are recorded as realized gains or losses.  The Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform.  The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

(l) Currency Swap Contracts
The Fund may enter into currency swap agreements, which are similar to interest rate swaps except that they involve multiple currencies.  The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency.  Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest.  Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract.  In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed.  Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

(m) Other
The Fund may purchase participations in commercial loans.  Such investments may be secured or unsecured.  Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender.  When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

In addition, the Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities.  Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid).  To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2014

(n) Counterparty Risks
The Fund may be exposed to counterparty risk on institution or other entity with which the Fund has unsettled or open transactions.  Although the Fund expects to enter into transactions only with counterparties believed by the Advisor or relevant Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.  The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties.  The Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.  Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.  Under the Master Agreement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold.

The Master Repurchase Agreement governs transactions between the Fund and the counterparty.  The Master Repurchase Agreement maintains provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties.  The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination.  Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

(o) Securities Lending
The Fund may engage in securities lending.  The loans are secured by collateral.  During the term of the loan, the Fund will continue to receive any interest, dividends or amounts on the loaned securities while receiving interest on the investment of the cash collateral.  The cash collateral is maintained on the Fund's behalf.  Loans are subject to termination at the option of the borrower of the security.  Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities.  The Fund may pay reasonable administrative and custodial fees in connection with a loan of its securities and may share the interest and/or fees earned on the collateral with the borrower.  The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

As of April 30, 2014, the Fund had no securities on loan.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2014

(p) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of short sales, futures contracts, or swap contracts, the Fund may be required to maintain collateral in various forms.  At April 30, 2014 such collateral is denoted in the Fund’s Schedule of Investments and Statement of Assets and Liabilities.  Also in conjunction with the use of short sales, options, futures contracts, or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty.  At April 30, 2014 these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

(q) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the year ended April 30, 2014, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(r) Distributions to Shareholders
The Fund will make distributions of net investment income semi-annually and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2014

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.35% of the Fund’s average daily net assets.  Prior to November 1, 2013, the Fund paid a monthly investment advisory fee to the Advisor at an annual rate of 1.75% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses (as determined in accordance with Form N-1A), interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.85% and 2.10% of the average daily net assets of the Fund's Class I shares and Class A shares, respectively.  This agreement is effective until August 31, 2014, and may be terminated by the Trust’s Board of Trustees.  Prior to November 1, 2013, the Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 2.25% and 2.50% of the average daily net assets of the Fund's Class I shares and Class A shares, respectively.

For the year ended April 30, 2014, the Advisor recovered $177,836 of previously waived advisory fees.  The Advisor may recover from the Fund fees and expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which the expenses were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At April 30, 2014, the amount of these potentially recoverable expenses was $647,084.  The Advisor may recapture all or a portion of this amount no later than April 30, of the years stated below:

2015	$335,718
2016	311,366

The Advisor invests a portion of the Fund’s assets in securities and other instruments directly.  The Advisor allocates a portion of the Fund’s assets to investment managers (“sub-advisors”), subject to overall monitoring by the Advisor.  The Advisor compensates each sub-advisor out of the investment advisory fees the Advisor receives from the Fund.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. JP Morgan Chase Bank, N.A. serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended April 30, 2014, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended April 30, 2014, are reported on the Statement of Operations.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2014

Note 4 – Federal Income Taxes
At April 30, 2014, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$255,047,186

Gross unrealized appreciation	$8,703,285
Gross unrealized depreciation	(1,612,125)
Net unrealized appreciation on investments	$7,091,160

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended April 30, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$(173,049)	$27,144	$145,905

As of April 30, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,751,890
Undistributed long-term capital gains	2,235,168
Accumulated earnings	4,987,058

Accumulated capital and other losses	-
Other accumulated losses	(1,630,644)
Unrealized appreciation on investments	7,091,160
Tax accumulated earnings	$10,447,574

The Fund utilized $1,049,542 of its capital loss carryforwards during the year ended April 30, 2014.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2014

The tax character of distributions paid during the fiscal years ended April 30, 2014 and April 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$3,203,371	$467,867
Long-term capital gains	2,290,814	-
Total distributions paid	$5,494,185	$467,867

Note 5 – Investment Transactions
For the year ended April 30, 2014, purchases and sales of investments, proceeds from securities sold short and cover short securities, excluding short-term investments, forward contracts, futures contracts, options and swap contracts, were $439,507,727 and $424,843,735 respectively.  Proceeds from securities sold short and cover short securities were $207,592,317 and $200,102,532, respectively.

Note 6 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended April 30, 2014, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the year ended April 30, 2014, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2014

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2014

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of April 30, 2014, in valuing the Fund’s assets carried at fair value:

Assets	Level 1	Level 2	Level 3*	Total
Bank Loans	$-	$11,316,616	$-	$11,316,616
Bonds**	-	221,994,487	-	221,994,487
Common Stock**	23,934,676	-	-	23,934,676
Preferred Stocks
Basic Materials	-	113,635	-	113,635
Communications	-	88,445	-	88,445
Consumer, Cyclical	-	114,086	-	114,086
Consumer, Non-cyclical	-	1,062,613	-	1,062,613
Energy	68,929	1,177,487	-	1,246,416
Financial	-	1,527,236	-	1,527,236
Exchange Traded Funds	434,700	-	-	434,700
Purchased Options Contracts	305,436	-	-	305,436
Total	$24,743,741	$237,394,605	$-	$262,138,346

Liabilities
Bonds**	$-	$25,134,268	$-	$25,134,268
Common Stock**	15,367,785	-	-	15,367,785
Exchange Traded Funds	16,893,480	-	-	16,893,480
Written Options Contracts	60,430	-	-	60,430
Total	$32,321,695	$25,134,268	$-	$57,455,963

Other Financial Instruments***
Credit Default Swaps	$-	$(71,998)	$-	$(71,998)
Credit Default Swaptions Contracts on Credit Indices	-	10,500	-	10,500
Interest Rate Swaptions Contracts	-	348	-	348
Interest Rate Cap Options Contracts	-	14,869	-	14,869
Futures Contracts	(8,562)	-	-	(8,562)
Total	$(8,562)	$(46,281)	$-	$(54,843)

*	The Fund did not hold any Level 3 securities at period end.
**
All bonds held in the Fund are Level 2 securities and all common stocks held in the Fund are Level 1 securities.  For a detailed break-out by major industry classification, please refer to the Schedule of Investments

***
Other financial instruments are derivative instruments, such as futures contracts and swaps contracts.  Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2014

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of April 30, 2014 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets
Purchased options, at fair value	$-	$305,436	$-	$14,869	$320,305
Purchased swaptions contracts, at fair value	24,000	-	-	348	24,348
Unrealized appreciation on swap contracts	48,063	-	-	-	48,063
	$72,063	$305,436	$-	$15,217	$392,716

Liabilities
Written options, at fair value	$-	$60,430	$-	$-	$60,430
Written swaptions contracts, at fair value	13,500	-	-	-	13,500
Unrealized depreciation on swap contracts	120,061	-	-	-	120,061
Variation margin payable on future contracts	-	8,562	-	-	8,562
	$133,561	$68,992	$-	$-	$202,553

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2014

The effects of derivative instruments on the Statement of Operations for the year ended April 30, 2014 are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased options contracts	$-	$(1,487,318)	$280,135	$(40,920)	$(1,248,103)
Written options contracts	-	716,202	(113,814)	7,585	609,973
Swaptions contracts	(168,000)	-	-	(214,150)	(382,150)
Swap contracts	(433,320)	2,969	-	(19,644)	(449,995)
Futures contracts	-	(7,889)	-	307,115	299,226
Forward foreign currency exchange contracts	-	-	(68,699)	-	(68,699)
Foreign currency transactions	-	-	255,119	-	255,119
	$(601,320)	$(776,036)	$352,741	$39,986	$(984,629)
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased options contracts	$-	$129,082	$36,833	$(16,678)	$149,237
Written options contracts	-	(59,510)	(14,424)	205	(73,729)
Swaptions contracts	(20,720)	-	-	221,112	200,392
Swap contracts	284,424	9,148	-	13,109	306,681
Futures contracts	-	1,068	-	90,546	91,614
Forward foreign currency exchange contracts	-	-	(174,200)	-	(174,200)
Foreign currency translations	-	-	(31,522)	-	(31,522)
	$263,704	$79,788	$(183,313)	$308,294	$468,473

Note 11 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes included with an International Swaps and Derivatives Association, Inc. Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements may allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s Statement of Assets and Liabilities presents derivative instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below.  Gross amounts of the derivative instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2014

		Gross Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral	Net Amount
Unrealized appreciation on open swap contracts – asset receivable	$48,063	$(48,063)	$-	$-
Securities sold short, at value – liability	57,395,533	(35,876,933)	(21,518,600)	-
Written options contracts, at fair value – liability	60,430	-	(60,430)	-
Written swaptions contracts, at fair value – liability	13,500	-	(13,500)	-
Unrealized depreciation on open swap contacts – liability payable	120,061	(48,063)	(71,998)	-

Total cash held by broker amount presented in the Statement of Assets and Liabilities is $54,038,606, resulting in excess of net liabilities of $32,374,078 which may include initial margin, variation margin, and/or excess collateral.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

At a meeting of the Board of Trustees of Investment Managers Series Trust (the “Trust”) held on June 19, 2014, John P. Zader indicated that he would be retiring from UMB Fund Services, Inc. on June 27, 2014, and resigned as President of the Trust, and the Board of Trustees appointed Maureen Quill, Executive Vice President of UMB Fund Services, Inc., as President of the Trust effective June 20, 2014.  Mr. Zader will continue as a Trustee of the Trust.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Palmer Square Absolute Return Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of April 30, 2014, and the related statement of operations and statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 17, 2011 (commencement of operations) to April 30, 2012.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Palmer Square Absolute Return Fund as of April 30, 2014, and the results of its operations and cash flows for the year then ended, the statements of changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and for the period May 17, 2011 to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 30, 2014

Palmer Square Absolute Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For Federal income tax purposes, the Fund designates long-term capital gain dividends of $2,290,814 for the year ended April 30, 2014.

For the year ended April 30, 2014, 16.22% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended April 30, 2014, 9.92% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data Corp., a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	72	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996-present).	72	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present).	72	None.
Interested Trustees:
John P. Zader a ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 – present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator and custodian for the Fund, (2006 – June 2014).	72	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	72	Investment Managers Series Trust II, a registered investment company.

Palmer Square Absolute Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Maureen Quill a (born 1963) President	Since June 2014	Executive Vice President, UMB Fund Services, Inc. (1996 – present). Vice President, Investment Managers Series Trust (December 2013 – June 2014).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Martin Dziurab (born 1959) Chief Compliance Officer	Since June 2014	Cipperman Compliance Services (2010 – present); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 500 Swedesford Road, Suite 104, Wayne, Pennsylvania 19087.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Palmer Square Absolute Return Fund
EXPENSE EXAMPLE
For the Six Months Ended April 30, 2014 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 11/1/13 to 4/30/14.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period* 11/1/13 – 4/30/14
Class I
Actual Performance	$1,000.00	$1,025.60	$11.82
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.12	$11.75

Class A
Actual Performance	$1,000.00	$1,024.20	$13.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,011.67	$13.20

*
Expenses are equal to the Fund’s annualized expense ratio of 2.35% and 2.65% for Class I and Class A, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period).  The expense ratios reflect a recovery of previously waived fees.  Assumes all dividends and distributions were reinvested.

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Palmer Square Absolute Return Fund
a series of the Investment Managers Series Trust

Investment Advisor
Palmer Square Capital Management LLC
2000 Shawnee Mission Parkway, Suite 300
Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
JP Morgan Chase Bank, N.A.
14201 Dallas Parkway
Dallas, Texas 75254

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Absolute Return Fund - Class I Shares	PSQIX	461418 451
Palmer Square Absolute Return Fund - Class A Shares	PSQAX	461418 469

Privacy Principles of the Palmer Square Absolute Return Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Absolute Return Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (866) 933-9033.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Palmer Square Absolute Return Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2014	FYE 04/30/2013
Audit Fees	$30,750	$30,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2014	FYE 04/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 04/30/2014	FYE 04/30/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/8/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/8/2014

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	7/8/2014